SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 13, 2004

                               WEST COAST BANCORP
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-10997
                                (SEC File Number)

                                   93-0810577
                        (IRS Employer Identification No.)

         5335 Meadows Road, Suite 201
         Lake Oswego, Oregon                                 97035
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 684-0884

Item 12.  Results of Operations and Financial Condition.

     On July 13, 2004, West Coast Bancorp (the "Company") announced its financial results for the second quarter and six month period ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

      Exhibits

      99.1  Press release dated July 13, 2004.

                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  WEST COAST BANCORP


Dated:  July 13, 2004             By: /s/ Richard R. Rasmussen
                                      --------------------------------------
                                      Richard R. Rasmussen
                                      Executive Vice President, General Counsel
                                        and Secretary